                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            GREATER COMMUNITY BANCORP
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No Fee Required
[   ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11
         1)       Title of each class of securities to which transaction
                  applies:
         .......................................................................
         2)       Aggregate number of securities to which transaction applies:
         .......................................................................
         3)       Per unit price or other underlying value of transaction
                  pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was
                  determined):
         .......................................................................
         4)       Proposed maximum aggregate value of transaction:
         .......................................................................
         5)       Total fee paid:
         .......................................................................

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount previously paid:
         .......................................................................
         2)  Form, Schedule or Registration Statement No.:
         .......................................................................
         3)  Filing Party:
         .......................................................................
         4)  Date Filed:
         .......................................................................

                            GREATER COMMUNITY BANCORP
                               55 UNION BOULEVARD
                            TOTOWA, NEW JERSEY 07512

--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1998

--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Community Bancorp (the "Corporation") will be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey, at 4:00 p.m. on Tuesday, April 21, 1998, to consider and act upon the following matters:

     1. The election of three directors to serve for three-year terms as described in the accompanying Proxy Statement.

     2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on March 1, 1998, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     A Proxy Card and a Proxy Statement relating to the Annual Meeting are enclosed. You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. Stockholders are cordially invited to attend the meeting in person. If you attend the Annual Meeting and vote in person, the enclosed Proxy Card will not be used.


                                             By order of the Board of Directors,

                                             Edith A. Leonhard, Secretary



Totowa, New Jersey
March 13, 1998




--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                               PROXY STATEMENT OF
                            GREATER COMMUNITY BANCORP
                               55 UNION BOULEVARD
                            TOTOWA, NEW JERSEY 07512
                                  973-942-1111

--------------------------------------------------------------------------------


                       1998 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1998

--------------------------------------------------------------------------------


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greater Community Bancorp (the "Corporation") to be used at the 1998 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey on Tuesday, April 21, 1998 at 4:00 p.m. The accompanying Notice of Annual Meeting and form of Proxy and this Proxy Statement are being first mailed to stockholders on or about March 13, 1998.


--------------------------------------------------------------------------------


         PURPOSES OF ANNUAL MEETING; VOTING AND REVOCABILITY OF PROXIES

--------------------------------------------------------------------------------


PURPOSES OF THE ANNUAL MEETING

      Only one matter will be presented at the Annual Meeting to be considered and voted upon. This is the election of directors (see "PROPOSAL ONE--ELECTION OF DIRECTORS").

      Except for this matter, the Board of Directors does not know of any other matter to be presented for consideration at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the accompanying Proxy will have the discretionary authority to vote all Proxies with respect to any such other matter in accordance with their judgment.

QUORUM; VOTES REQUIRED

      The presence at the Annual Meeting, in person or by proxy, of shares entitled to cast a majority of the votes constitutes a quorum. Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. Directors shall be elected by a plurality of the votes cast, in person or by proxy, by the holders of shares entitled to vote at the Annual Meeting. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Common Stock entitled to vote at the Annual Meeting.

VOTING OF PROXY

      Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in their discretion. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

REVOCABILITY OF PROXY

      Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporation's Secretary at the above address or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. A stockholder's mere presence at the Annual Meeting will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

--------------------------------------------------------------------------------


      The securities entitled to vote at the Annual Meeting consist of the Corporation's common stock, $1.00 par value per share (the "Common Stock"). Only stockholders of record of Common Stock on March 1, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the close of business on December 31, 1997, 2,647,016 shares of Common Stock were issued and outstanding.

      The Corporation knows of no individual or group which beneficially owned more than 5% of the Common Stock on the Record Date, other than John L. Soldoveri, who is a director of the Corporation. Details of Mr. Soldoveri's stock ownership as of December 31, 1997 are set forth below (see "PROPOSAL ONE--ELECTION OF DIRECTORS--Security Ownership of Management").


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Under the Corporation's Certificate of Incorporation, directors are divided into three classes and elected for terms of three years and until their successors are elected and qualified. Each class of directors is to consist, as nearly as may be, of one-third of the number of directors then constituting the whole Board. The Corporation's Board of Directors is currently comprised of nine members, two of whom have terms which end upon the election of their successors at the Annual Meeting. The remaining seven directors have terms which will continue beyond the Annual Meeting.

      For the coming year the Board of Directors has fixed the total number of directors at ten. Three persons are to be elected for terms of three years as described below. Under New Jersey law, directors are elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

      The Board of Directors, which has no nominating committee, has nominated Anthony M. Bruno, Jr., George E. Irwin and Alfred R. Urbano, for election for terms of three years and until their respective successors are elected and have qualified. Messrs. Bruno and Irwin are members of the current Board whose terms expire in 1998. Mr. Urbano is a consultant to the Board and was previously a Director.

      Other nominations may be made pursuant to the Corporation's Bylaws, which require, among other things, that advance written notice of any such nomination be delivered or mailed to the Chairman of the Board of the Corporation. Any such written nomination shall be delivered or mailed not less than 14 days prior to the Annual Meeting, that is, on or before April 7, 1998, provided, that if less than 21 days' notice of the Annual Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman of the Board not later than the close of business on the seventh day following the day on which the Notice of Annual Meeting was mailed.

      The Corporation's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between Annual Meetings of Stockholders. In the event of any such increase in the number of directors by the Board, the terms of the directors filling such vacancies shall be fixed by the Board in such manner as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board as so increased. A director elected by the Board to fill a vacancy created in such manner will serve only until the next Annual Meeting of Stockholders, at which time the stockholders will elect such director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board of Directors has no plans at the present time to make any such increase and fill vacancies prior to the Annual Meeting.

      It is intended that the persons named as proxies in the Proxy Cards solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time the Board knows of no reason why any nominee might be unable to serve.

      The following table sets forth, for each nominee and each continuing director, his name, age as of the Record Date and the year he first became a director of the Corporation. The table also sets forth the names, ages and positions of the Corporation's current executive officers and the year each was first elected to his current position. Each director of the Corporation is or was also a member of the Board of Directors of either Great Falls Bank (GFB) or Bergen Commercial Bank (BCB), as indicated on the table.

BOARD NOMINEES FOR THREE-YEAR TERMS EXPIRING AT ANNUAL MEETING IN 2001

                                                      Age as of                     First year as a
                         Name                        Record Date                Director of Corporation
         -------------------------------------------------------                -----------------------
      Anthony M. Bruno, Jr.         (BCB)                 43                             1995
      George E. Irwin               (GFB)                 54                             1987
      Alfred R.  Urbano             (GFB)                 51                             1986

DIRECTORS CONTINUING IN OFFICE

                                                                                 First Year as a
                                                      Age as of                    Director of          Year of Expiration
                 Name                                Record Date                    Corporation       of Term as a Director
                 -----                               -----------                    ------------      ---------------------
      C. Mark Campbell        (BCB)                       47                           1995                    1999
      Joseph A. Lobosco       (GFB)                       63                           1990                    1999
      John L. Soldoveri       (GFB)                       73                           1985                    1999
      Charles J. Volpe        (BCB)                       60                           1995                    1999
      M. A. Bramante          (GFB)                       65                           1985                    2000
      Robert J. Conklin       (GFB)                       59                           1985                    2000
      William T. Ferguson     (GFB)                       55                           1985                    2000

EXECUTIVE OFFICERS

                                                                                    Age as of         Year First Elected to
                   Name                                 Office                      Record Date           Current Office
      ----------------------------------               --------                    -------------         ---------------
      John L. Soldoveri                  Chairman and Chief Executive Officer           73                     1985
      Anthony M. Bruno, Jr.              Vice Chairman                                  43                     1995
      George E. Irwin                    President and Chief Operating Officer          54                     1995
      C. Mark Campbell                   Executive Vice President                       47                     1995
      Naqi A. Naqvi                      Treasurer                                      41                     1987

      Presented below is certain additional information concerning the directors and executive officers of the Corporation.

      M. A. Bramante, a retired orthodontist, was the President of M.A. Bramante, D.D.S., P.A. from 1960 to 1996. He has served as a founding director of both the Corporation and Great Falls Bank since 1985.

      Anthony M. Bruno, Jr. was appointed as a director and Vice Chairman of the Board of Directors of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. Mr. Bruno has been Chairman of the Board of Bergen Commercial Bank since 1987. Prior thereto Mr. Bruno was a founding director of the Corporation and Great Falls Bank in 1985, positions from which he resigned in 1987 when Bergen Commercial Bank was formed. Mr. Bruno is a senior partner of Bruno, DiBello & Co., L.L.C., Certified Public Accountants. Mr. Bruno is a minority partner in Anjo Realty, which invests in real estate. Mr. Bruno is a nephew of Mr. Soldoveri and is Mr. Campbell's brother-in-law.

      C. Mark Campbell was appointed as a director and Executive Vice President of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. He has acted as President and Chief Executive Officer and a director of Bergen Commercial Bank since 1987. Mr. Campbell is Mr. Bruno's brother-in-law.

      Robert J. Conklin was President of The Conklin Corporation, which is engaged in construction and engineering, from 1960 until 1996. He is President of an electronics firm, Crystal Accel. He has been a founding director of both the Corporation and Great Falls Bank since 1985.

      William T. Ferguson has been the Vice President of Ted Car, Inc., an auto wholesaler, since 1977. In April of 1997, he became the owner of Siam Garden Restaurant in Boca Raton, Florida, serving Asian/Continental cuisine. He has served as a founding director of both the Corporation and Great Falls Bank since 1985.

      George E. Irwin was appointed as the President and Chief Operating Officer of the Corporation at the end of 1995. Prior thereto Mr. Irwin had served since 1987 as the Corporation's Vice President. He has also been the President and Chief Executive Officer of Great Falls Bank since 1987. During 1986 Mr. Irwin was Great Falls Bank's Executive Vice President, Treasurer, and Senior Loan Officer. He has been a director of both the Corporation and Great Falls Bank since 1987.

      Joseph A. Lobosco retired at the end of 1994 as the Senior Partner of Joseph Lobosco & Sons, an insurance agency, of which he had been a partner since 1961. He has served as a director of both the Corporation and Great Falls Bank since 1990.

      John L. Soldoveri is the Chairman of the Board of Directors and Chief Executive Officer of the Corporation. He also acted as the Corporation's President from 1985 until the end of 1995. Mr. Soldoveri has been a founding director of both the Corporation and Great Falls Bank since 1985. Mr. Soldoveri was President of Soldoveri Agency and Rhodes Agency, Inc., real estate brokerage and insurance agency firms, for many years until 1991. He has served as Vice President of both companies since 1991. Mr. Soldoveri has been the controlling partner in Anjo Realty since 1980 and is an active investor in real estate, directly and through various entities. Mr. Soldoveri is Mr. Bruno's uncle.

      Charles J. Volpe was appointed as a director of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. Mr. Volpe is the chief executive officer of J.P. Patti Company (roofing). He has been a director of Bergen Commercial Bank since 1987.

      Naqi A. Naqvi has been the Corporation's Treasurer since 1988, and Vice President and Treasurer of Great Falls Bank since 1987.

      Alfred R. Urbano, one of the three nominees for election as a Director, has been a consultant to the Boards of Directors of the Corporation and Great Falls Bank since April 1997. In that capacity he attends and participates in meetings of the Boards of Directors of the Corporation and Great Falls Bank and various committees thereof at their invitation. Mr. Urbano has been the President of Rubicon Realty Corp., a real estate investment firm, since 1980. Mr. Urbano served as a director of both the Corporation and Great Falls Bank from 1986 until mid-1997.

--------------------------------------------------------------------------------


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------


      The Corporation's Board of Directors conducts its business through meetings of the Board of Directors and its committees. The Board meets monthly on a regular basis and may also have special meetings. During the year ended December 31, 1997, the Corporation's full Board held 14 meetings. No director attended fewer than 75% in the aggregate of the total number of Board meetings held during 1997 and the total number of meetings held by committees on which he served during such year.

      The standing committees of the Board are the Executive Committee, the Management Coordinating Committee, the Audit Committee, the Insurance Committee and the Stock Option Committee. The Executive Committee is comprised of the Chairman, the Vice Chairman, the President and three additional members proposed by the Chairman and appointed by the Board. The Executive Committee currently has five members, Messrs. Soldoveri, Bruno, Irwin, Bramante and Conklin. The Executive Committee may exercise the powers of the full Board in the management of the business and the affairs of the Corporation, except for major actions, such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 16 times during 1997.

      The Management Coordinating Committee is comprised of the Vice Chairman, the President and such additional members as are recommended by the Chairman and approved by the Board. The Management Coordinating Committee currently has three members, Messrs. Bruno, Campbell and Irwin. The primary duties of the Management Coordinating Committee are to coordinate the management and operations of the Corporation's subsidiaries and to recommend, to the full Board and the Executive Committee, policies relating to the operation of the subsidiaries, with a view to providing uniformity where appropriate. Under the Bylaws, the Management Coordinating Committee is to meet at least monthly. Such Committee met 29 times during 1997.

      The Audit Committee consists of Messrs. Bramante (Chairman), Bruno, Soldoveri and Volpe. Such Committee met three times during 1997. The Audit Committee performs the following customary functions: (i) recommending to the Board of Directors the appointment of the Corporation's independent auditors;
(ii) reviewing and approving in advance for each year the audit and non-audit services and fees of such auditors; (iii) meeting separately and privately with the independent auditors and the Corporation's internal auditor, if any, to insure that the scope of their activities has not been restricted, and to consider other matters generally pertaining to their examinations; (iv) reviewing the adequacy of internal financial and accounting controls and the results of the auditors' examinations thereof; (v) reviewing matters relating to corporate financial reporting and accounting policies and procedures; and (vi) reporting its findings on any of the above to the Board of Directors, as appropriate.

      The directors on the Insurance Committee are Messrs. Bruno, Lobosco and Soldoveri. This committee reviews the Corporation's insurance needs and approves policies issued to the Corporation. This committee did not meet in 1997.

      The Board also has a standing Stock Option Committee. During 1997 this committee was comprised of Messrs. Bramante, Conklin, Ferguson and Volpe. The Stock Option Committee grants options under, and otherwise administers, the 1996 Employee Stock Option Plan. The Stock Option Committee also makes recommendations to the Board concerning matters relating to other stock options which may be granted by the Corporation. Such Committee did not meet during 1997.

      Except for the above five standing committees, there were no nominating, compensation, or other committees of the Corporation's Board of Directors in existence during 1997. The full Board thus in effect acted as such committees.

      In addition, six of the Corporation's directors served as directors of Great Falls Bank, and in that capacity various Board members also served on committees of Great Falls Bank's Board of Directors and through these committees coordinated the functions of the Corporation and Great Falls Bank. During 1997, committees of Great Falls Bank's Board included the Audit Committee, the Loan Committee, the Personnel Committee, the Business Development and Marketing Committee, the Investment Committee, and the Security and Insurance Committee.

      Similarly, three of the Corporation's directors served as directors of Bergen Commercial Bank, and in that capacity they served on committees of Bergen Commercial Bank's Board of Directors. During 1997, committees of Bergen Commercial Bank's Board included the Audit/Examining Committee, the Executive Committee, the Investment/Financial Committee, the Loan Committee, the Personnel/Compensation Committee, and the Marketing Committee.

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

--------------------------------------------------------------------------------


SUMMARY COMPENSATION TABLE

      The following table summarizes compensation earned or awarded during the years ended December 31, 1997, 1996 and 1995 to the Corporation's Chief Executive Officer and its other executive officers whose total salary and bonus in 1997 exceeded $100,000.

                                                                                                                       Long Term
                                               Annual Compensation                                                   Compensation
-----------------------------------------------------------------------------------------------------------------
                                                              Salary           Bonus            Other Annual         Stock Options
 Name and Principal Position in 1997         Year               ($)             ($)           Compensation ($)      Awarded (#)(1)
------------------------------------------------------------------------------------------------------------------------------------
JOHN L. SOLDOVERI                            1997                -               -               70,987 (2)               -0-
Chairman and CEO of the Corporation          1996                -               -               32,035 (2)              3,630
                                             1995                -               -               19,100 (2)              3,993
------------------------------------------------------------------------------------------------------------------------------------
GEORGE E. IRWIN                              1997             157,500            -              111,286 (3)               -0-
President and COO of the Corporation         1996             149,997            -               36,509 (3)             48,400
and President and CEO Great Falls Bank       1995             135,035          10,000            39,557 (3)                -
------------------------------------------------------------------------------------------------------------------------------------
C. MARK CAMPBELL                             1997             149,827            -               53,765 (4)               -0-
Executive Vice President of the              1996             140,000            -               45,431 (4)             48,400
Corporation and President and CEO of         1995             139,812        12,000(4)           10,518 (4)                -
Bergen Commercial Bank
------------------------------------------------------------------------------------------------------------------------------------


(1) The numbers of shares underlying stock options awarded in 1996 and 1995 have been adjusted to reflect increases in such shares resulting from the Corporation's payment of stock dividends after the awards.

(2) These amounts paid to Mr. Soldoveri primarily represent fees paid for attendance at meetings of the Board of Directors of Great Falls Bank and committees of that Board. They also include stipends aggregating $14,000, $12,000 and $9,000 during 1997, 1996 and 1995, respectively, and compensation of $41,112, $7,810, and $6,808, respectively, realized upon Mr. Soldoveri's exercise of stock options during those years.

(3) These amounts include employer contributions on behalf of Mr. Irwin to the Corporation's 401K Plan ($24,543 for 1997, $23,351 for 1996 and $20,370
      for 1995). These amounts also include auto allowances aggregating $10,800 for 1997, $10,350 for 1996 and $9,000 for 1995, life insurance benefits valued at $2,016 for 1997, $2,358 for 1996 and $1,187 for 1995, and
      compensation of $73,926 upon the exercise of stock options in 1997.

(4) Other Annual Compensation for 1997, 1996 and 1995 is comprised of $10,017, $7,112 and $6,673, respectively, realized upon Mr. Campbell's exercise of options to purchase Common Stock, $10,800 for 1997 and $9,000 for 1996 for auto allowance, $2,062 for 1995 in auto expense reimbursement, and $9,781 for 1997, $9,163 for 1996 and $1,783 for 1995 for life insurance benefits. The 1997 and 1996 amounts also include employer contributions of $23,166 and $20,156, respectively, to the Corporation's 401K Plan on Mr. Campbell's behalf. Mr. Campbell's compensation for 1995 was paid by Bergen Commercial Bank prior to the Corporation's acquisition of that bank subsidiary, and is included in the table above because that acquisition at the end of 1995 was accounted for on a pooling of interests basis.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE

      No stock options were granted to executive officers during 1997. The following table sets forth aggregated information with respect to the named executive officers concerning their exercises of options during 1997 and unexercised options held on December 31, 1997.

                                                                  Number of Shares Underlying       Dollar Value of Unexercised
                                                                     Unexercised Options at                 In-the-Money
                                                                         Fiscal Year End           Options at Fiscal Year End (1)
--------------------------------------------------------------  -------------------------------- ----------------------------------
                            # of Shares
                            Acquired on            Value                Exercisable (E)/                  Exercisable (E)/
         Name                 Exercise          Realized ($)           Unexercisable (U)                 Unexercisable (U)
----------------------  --------------------  ----------------  -------------------------------- ----------------------------------
                                                                              145 (E)                       $  1,493 (E)
John L. Soldoveri              3,993              $41,112                   3,485 (U)                       $ 18,049 (U)
----------------------  --------------------  ----------------  -------------------------------- ----------------------------------
                                                                            3,883 (E)                       $ 28,981 (E)
George E. Irwin                5,972              $73,926                  60,560 (U) (2)                   $385,542 (U)
----------------------  --------------------  ----------------  -------------------------------- ----------------------------------
                                                                            1,936 (E)                       $ 10,027 (E)
C.  Mark Campbell              1,004              $10,017                  46,464 (U)                       $240,637 (U)
----------------------  --------------------  ----------------  -------------------------------- ----------------------------------

(1) All unexercised options held by the named individuals were "in-the-money" at the end of 1997. The year-end values of such options have been calculated as the difference between (a) $19.125, the value of shares subject to such options using the mean between the bid and asked prices per share of the Common Stock at the close of business on December 31, 1997, the last business day of 1997, as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock, and (b) the aggregate price payable to the Corporation upon exercise of such options.

(2) The exercisability of 13,627 of Mr. Irwin's 60,560 options which were unexercisable at December 31, 1997 is subject to the further condition that the Corporation achieve certain annual performance standards.

CERTAIN AGREEMENTS

      In December 1987 the Corporation entered into an agreement to continue Mr. Irwin's employment as Vice President of the Corporation and President and Chief Executive Officer of Great Falls Bank. The agreement was for an initial period of one year commencing January 1, 1988, subject to provisions for earlier termination and for annual extensions. Effective at the beginning of 1996, Mr. Irwin was elected President and Chief Operating Officer of the Corporation. His agreement has been extended for 1998 at an annual salary of $170,000, plus an auto allowance of $900 per month and certain other benefits.

DIRECTORS' COMPENSATION

      The Corporation compensates its nonemployee directors through a combination of cash fees based upon directors meetings attended and the grant of stock options. The Corporation's nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors.

      During 1997 the Corporation's nonemployee directors were compensated for services rendered in that capacity at the rate of $350 per meeting attended and $150 for each meeting of the Executive Committee. In addition, each director of each Bank was paid a stipend of $2,000 at the beginning of 1997. The Corporation paid a total of $43,325 to its nonemployee directors for 1997 in that capacity.

      During 1997 Great Falls Banks' nonemployee directors were compensated $350 for each meeting of the Board of Great Falls Bank attended, $100 for each Loan Committee meeting attended, and $75 for each meeting attended of each other committee of Great Falls Bank's Board. Great Falls Bank paid a total of $53,000 in directors fees during 1997 to all nonemployee directors of Great Falls Bank for acting in those capacities, of which $29,675 was paid to those Bank directors who are also nonemployee directors of the Corporation.

      During 1997 Bergen Commercial Banks' nonemployee directors were compensated $350 for each Board meeting attended. Bergen Commercial Bank's nonemployee directors were also compensated $100 for each Loan Committee Meeting and $75 for each committee meeting which they attended. Bergen Commercial Bank paid a total of $42,900 in directors fees during 1997 to all nonemployee directors of Bergen Commercial Bank for acting in those capacities, of which $20,100 was paid to those Bank directors who are also nonemployee directors of the Corporation.

      No stock options were granted to nonemployee directors during 1997. During 1997, certain directors exercised some of the stock options granted to them before 1997. Stock option information regarding Messrs. Soldoveri, Irwin and Campbell is presented in the tables above regarding executive compensation. The following table summarizes cash compensation earned during 1997 by the Corporation's directors other than Messrs. Soldoveri, Irwin and Campbell. Meeting fees primarily include fees paid for attending meetings of the Corporation, its bank subsidiaries and committees thereof. The table also provides information about the dollar value which certain directors realized upon the exercise during 1997 of stock options, calculated as the difference between the value of shares subject to the exercised options (using the mean between the bid and asked prices per share of the Common Stock at the close of business on the date of exercise, as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock), and the aggregate amount paid to the Corporation upon exercise. In addition, the table presents information regarding the number of shares underlying unexercised options as well as the dollar value of unexercised options at the end of 1997.

                                             DIRECTOR COMPENSATION FOR LAST FISCAL YEAR


                                                            Options Granted        Number of Shares     Dollar Value of Unexercised
                                                            on Common Stock     Underlying Unexercised     in-the-Money Options at
                                Cash Compensation             during 1997      Options at Fiscal Year End    Fiscal Year End (1)
                       ---------------------------------------------------------------------------------------------------------
                           Meeting        Value Realized
                        Fees & Other       on Exercise           Number of           Exercisable (E)/             Exercisable (E)/
           Name              ($)       of Stock Options ($)        Shares            Unexercisable (U)           Unexercisable (U)
--------------------------------------------------------------------------------------------------------------------------------
M. A. Bramante             $13,725           $41,945                -0-                  3,485 (U)                  $ 18,049 (U)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         2,420 (E)                  $ 12,533 (E)
Anthony M. Bruno, Jr.      $34,100(2)          n/a                  -0-                 58,050 (U)                  $300,793 (U)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           145 (E)                  $  1,493 (E)
Robert J. Conklin          $12,575           $40,863                -0-                  3,485 (U)                  $ 18,049 (U)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           145 (E)                  $  1,493 (E)
William T. Ferguson        $10,050           $43,857                -0-                  3,485 (U)                  $ 18,049 (U)
--------------------------------------------------------------------------------------------------------------------------------
Joseph A. Lobosco          $14,425            $8,195                -0-                  3,485 (U)                  $ 18,049 (U)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           145 (E)                  $  1,493 (E)
Charles J. Volpe           $17,150             n/a                  -0-                  3,485 (U)                  $ 18,049 (U)
--------------------------------------------------------------------------------------------------------------------------------

(1) All unexercised options held by the named individuals were "in-the-money" at the end of 1997. The year-end values of such options have been calculated as the difference between (a) $19.125, the value of shares subject to such options using the mean between the bid and asked prices per share of the Common Stock at the close of business on December 31, 1997, the last business day of 1997, as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock, and (b) the aggregate price payable to the Corporation upon exercise of such options.

(2)   The amounts paid to Mr. Bruno include an annual stipend of $15,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The building in which the Corporation's offices and Great Falls Bank's main branch are situated is owned by Anjo Realty, a partnership in which Mr. Soldoveri, Chairman of the Board and Chief Executive Officer of the Corporation, has a 51% interest, and Mr. Bruno, Vice Chairman of the Corporation, has a 14% interest. The leased premises during 1997 consisted of 13,973 square feet at an annual rental of $192,630. Pursuant to the lease, the annual rent increased to $209,595 effective January 1, 1998 as a result of an increase during 1997 in the portion of the building being used for office purposes.

      The Corporation provides a liability insurance policy for all of its officers and directors and the officers and directors of the two bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $3,000,000, with a standard deductible amount per claim. The policy also insures the Corporation against amounts paid by it to indemnify directors and officers. The premium for the policy covering the Corporation and its bank subsidiaries for 1997 was $22,208.

      Directors and officers of the Corporation and their associates were customers of and had transactions with both Great Falls Bank and Bergen Commercial Bank during 1997, and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the ordinary course of business of the respective subsidiary banks on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 1997, the total amount of loans outstanding from Great Falls Bank and Bergen Commercial Bank in the aggregate to the executive officers and directors of the Corporation was $4,432,105 which represented 15.1% of the Corporation's consolidated stockholders' equity on that date. At that date, Great Falls Bank and Bergen Commercial Bank in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $985,198 at various rates, to the Corporation's directors, executive officers and their affiliates.


--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT

--------------------------------------------------------------------------------


      The following table sets forth information concerning beneficial ownership of Common Stock on December 31, 1997 by each director and executive officer of the Corporation and Mr. Urbano and by such persons as a group. All such persons have an address c/o Greater Community Bancorp, 55 Union Boulevard, Totowa, New Jersey 07512. All shares of a named person are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

                  Name of                                Amount and Nature of
             Beneficial Owner                          Beneficial Ownership(*)                Percent of Class(**)
-------------------------------------------  -------------------------------------------- -----------------------------
M. A. Bramante                                          74,455                  (a)                   2.81%
Anthony M. Bruno, Jr.                                   30,381                  (b)                   1.14%
C. Mark Campbell                                        42,153                  (c)                   1.59%
Robert J. Conklin                                       69,364                  (d)                   2.62%
William T. Ferguson                                     25,280                  (e)                    .95%
George E. Irwin                                         63,245                  (f)                   2.38%
Joseph A. Lobosco                                       28,082                  (g)                   1.06%
John L. Soldoveri                                      227,593                  (h)                   8.60%
Charles J. Volpe                                        31,292                  (i)                   1.18%
Naqi A. Naqvi                                           5,177                   (j)                   0.20%
Alfred R.  Urbano                                      125,048                                        4.72%
-------------------------------------------  ----------------------------  -------------- -----------------------------
All directors and executive officers and Mr.
Urbano,  as a group (11 in number)                     722,070                (a)-(k)                26.97%
-------------------------------------------  ----------------------------  -------------- -----------------------------

(*) Unless otherwise noted, all shares are owned of record and beneficially by the named person. Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person, and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with the Securities and Exchange Commission's rules relating to the computation of beneficial ownership, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons.

(**)  Based upon 2,647,016 shares issued and outstanding on December 31, 1997.


(a) Includes 57,976 shares held in Dr. Bramante's self-directed IRA, 12,898 shares held by Dr. Bramante's wife and 435 shares which Dr. Bramante has the beneficial right to acquire pursuant to stock options held by Dr. Bramante.

(b) Includes 5,456 shares held in Mr. Bruno's self-directed IRA, 4,326 shares held by his wife, and 7,260 shares held subject to stock options.

(c) Includes 9,653 shares held in a 401K Plan, 2,240 shares held in a self-directed IRA, 2,188 shares held jointly with a family member, 5,805 shares held subject to stock options, and 1,638 shares held by a trust of which Mr. Campbell is a trustee. Mr. Campbell disclaims beneficial ownership of the 1,638 shares held by such trust.

(d) Includes 24,454 shares held by a corporation owned by Mr. Conklin and his wife and 5,060 shares owned by his wife. Also includes 435 shares which Mr. Conklin has the beneficial right to acquire pursuant to stock options.

(e) Includes 435 shares subject to stock options, 2,284 shares owned by Mr. Ferguson's children, and 2,255 shares owned by a corporation of which Mr. Ferguson is a shareholder. Mr. Ferguson disclaims beneficial ownership of the shares held by such corporation except his pro rata interest therein, consisting of 1,128 shares.

(f) Includes 1,569 shares owned by a corporation controlled by Mr. Irwin, 2,743 shares held in a 401K Plan, and the right to acquire 12,854 shares pursuant to stock options.

(g) Includes 9,539 shares owned by Mr. Lobosco's wife and Mr. Lobosco's right to acquire 290 shares pursuant to stock options.

(h) Includes 37,700 shares owned by Mr. Soldoveri's wife and 435 shares which Mr. Soldoveri has the right to acquire pursuant to stock options. Also includes 1,977 shares owned by a charitable foundation of which Mr. Soldoveri is a Director. Mr. Soldoveri disclaims beneficial ownership of all shares owned by the charitable foundation.

(i) Includes Mr. Volpe's right to acquire 435 shares pursuant to stock options and 1,650 shares owned by a partnership. Mr. Volpe disclaims beneficial ownership of 825 shares owned by the partnership.

(j) Includes 224 shares in a 401K Plan and Mr. Naqvi's right to acquire 1,691 shares pursuant to stock options.

(k) The total for all directors and executive officers includes the right to acquire 140,846 shares pursuant to stock options.

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------


      Based upon a review of copies of Forms 3 and 4 and amendments thereto filed with the Corporation during 1997 and Forms 5 and amendments thereto furnished to the Corporation with respect to 1997, five directors subject during 1997 to the reporting requirements of Section 16 of the 1934 Act (relating to changes in beneficial ownership of the Corporation's Common Stock) failed to file on a timely basis one or more reports which they were required to file with respect to transactions in Common Stock during 1997. The following table sets forth for each such person the number of late reports and the number of transactions that were not reported on a timely basis. The Corporation is not aware of any failure to file a required Form.

     Name of Reporting Person                        No. of Late Reports                       No. of Transactions
     ------------------------                        -------------------                       -------------------
     Anthony M.  Bruno, Jr.                                   1                                        1
     Robert J. Conklin                                        1                                        3
     William T. Ferguson                                      1                                        1
     Joseph A. Lobosco                                        1                                        1
     Charles J. Volpe                                         1                                        2

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------


     Any proposal of a stockholder which is intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Corporation for inclusion in next year's Proxy Statement on or before December 17, 1998.



--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------


     During 1996, the Corporation engaged Grant Thornton LLP as the principal accountant for the Corporation and its subsidiaries for 1996 through 1998. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting, that the representative will have the opportunity to make a statement if he desires to do so, and that he will be available to respond to appropriate questions.

--------------------------------------------------------------------------------

                   COSTS OF SOLICITATION; FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


     The Corporation will bear the costs of soliciting proxies for the Annual Meeting. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or fax (without compensation other than their regular compensation).

     The Corporation's Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy soliciting material or as having been incorporated herein by reference.



                                                  GREATER COMMUNITY BANCORP

                                                  Edith A. Leonhard, Secretary

Totowa, New Jersey
March 13, 1998

X    Please mark your votes as in this example

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1, and the Proxies will be authorized to vote this Proxy in their discretion upon such other business as may properly come before the meeting.

1.   ELECTION OF DIRECTORS (see reverse):

          / / FOR        / / WITHHELD

          For, except vote withheld from following nominees(s):

     --------------------------------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     SIGNATURE(s)                                 Date                  1998
                 --------------------------------      -----------------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. The signer hereby confers discretion to the proxies to vote upon such other matters as may properly come before the meeting.

                           GREATER COMMUNITY BANCORP

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 21, 1998


The undersigned hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Robin A. Peterson, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of GREATER COMMUNITY BANCORP to be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey, on Tuesday, April 21, 1998 at 4:00 p.m., and at any adjournment thereof, on all matters coming before such meeting.


NOMINEES FOR THE ELECTION OF DIRECTORS:

     ANTHONY M. BRUNO, JR., GEORGE E. IRWIN AND ALFRED R. URBANO
                               (THREE-YEAR TERMS)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                           GREATER COMMUNITY BANCORP

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 21, 1998

The undersigned hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Robin A. Peterson, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of GREATER COMMUNITY BANCORP to be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey, on Tuesday, April 21, 1998 at 4:00 p.m., and at any adjournment thereof, on all matters coming before such meeting.

NOMINEES FOR THE ELECTION OF DIRECTORS:
        ANTHONY M. BRUNO, JR., GEORGE E. IRWIN AND ALFRED R. URBANO (three-year terms)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1, and the Proxies will be authorized to vote this Proxy in their discretion upon such other business as may properly come before the meeting.

                                 FOR          WITHHELD
1. ELECTION OF DIRECTORS         [  ]           [  ]
    (see reverse):
For, except vote withheld from following nominee(s):
___________________________________________________


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


SIGNATURE(S) ___________________________________ Date __________________, 1998


Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. The signer hereby confers discretion to the proxies to vote upon such other matters as may properly come before the meeting.